                                                                   EXHIBIT 99.16


                         Corporate Bond - High Income
                        Standardized Yield Computation
                              September 30, 1988


Long term Income generally based on
  yield to maturity times market
  value of each security                               $  7,423,430.96

Plus short term income accrued for
  the past thirty days                                      430,189.68
                                                       ---------------

Equals Total Income (A)                                   7,873,620.64

Less expenses for the past thirty
  days (B)                                                  426,743.29
                                                       ---------------
Equals net monthly income for yield
  calculation                                             7,446,877.35
                                                       ---------------
Average shares outstanding for the
  month (C)                                              96,161,649.81

Times maximum offering price (D)                                  6.23
                                                       ---------------
Equals total dollars                                   $791,410,377.94

Net monthly income divided by total
  dollars equals                                            .009409628

Add 1                                                      1.009409628

Raise to the power of 6                                     1.05780267

Subtract 1                                                   .05780267

Times 2                                                         .11561

Expressed as a percentage equals
  the standardized yield for
  the month                                                     11.561%
                                                                ======

                         Corporate Bond - High Quality
                        Standardized Yield Computation
                              September 30, 1988


Longterm Income generally based on
  yield to maturity times market
  value of each security                               $  1,945,539.83

Plus short term income accrued for
  the past thirty days                                      142,363.58
                                                       ---------------
Plus Total Income (A)                                     2,087,903.41

Less expenses for the past thirty
  days (B)                                                  132,267.70
                                                       ---------------
Equals net monthly income for yield
  calculation                                             1,955,635.71
                                                       ---------------
Average shares outstanding for the
  month (C)                                              23,330,617.28

Times maximum offering price (D)                                 11.50
                                                       ---------------
Equals total dollars                                   $268,302,098.72

Net monthly income divided by total
  dollars equals                                            .007288932

Add 1                                                       1.00728932

Raise to the power of 6                                    1.044540722

Subtract 1                                                  .044540722

Times 2                                                     .089081444

Expressed as a percentage equals
  the standardized yield for
  the month                                                      8.908%
                                                                 =====

                         Corporate Bond - Intermediate
                         Standardize Yield Computation
                              September 30, 1988


Longterm Income Generally based on
  yield to maturity times market
  value of each security                                  $ 740,100.02

Plus short term income accrued for
  the past thirty days                                       38,126.91
                                                       ---------------
Equals Total Income (A)                                     778,226.93

Less expenses for the past thirty
  days (B)                                                   62,430.06
                                                       ---------------
Equals net monthly income for yield
  calculation                                               715,796.87
                                                       ---------------
Average shares outstanding for the
  month (C)                                               8,974,751.62

Times maximum offering price (D)                                 11.23
                                                       ---------------
Equals total dollars                                   $100,786,460.69

Net monthly income divided by total
  dollars equals                                            .007102113

Add 1                                                      1.007102113

Raise to the power of 6                                    1.043376481

Subtract 1                                                  .043376481

Times 2                                                     .086752962

Expressed as a percentage equals
  the standardized yield for
  the month                                                      8.675%
                                                                 =====

              CORPORATE BOND FUND, INC. - HIGH INCOME PORTFOLIO

                                 TOTAL RETURN

                                                            Since      Annual
                                                          Inception     Total
                                  1 Year      5 Years     (11/10/78)   Return*
                                ---------    ---------    ---------   ---------

Initial Investment              $1,000.00    $1,000.00    $1,000.00   $1,000.00

Divided by
  Maximum Offering Price             8.39         8.58        10.00
                                ---------    ---------    ---------
Divided by Net Asset Value                                                 8.05
                                                                      ---------
Equals Shares Purchased           119.190      116.550      100.000     124.223

Plus Shares Acquired Through
  Dividend Reinvestment            15.481       97.336      247.658      16.055
                                ---------    ---------    ---------   ---------
Equals Shares Held
  at 09/30/88                     134.671      213.886      347.658     140.278

Multiplied by Net Asset
  Value at 09/30/88                  7.90         7.90         7.90        7.90
                                ---------    ---------    ---------   ---------
Equals Ending Redeemable
  Value of a $1,000
  Investment (ERV)              $1,063.90    $1,689.70    $2,746.50   $1,108.20

Divided by $1,000 (P)              1.0639       1.6897       2.7465      1.1082

Subtract 1                          .0639        .6897       1.7465       .1082

Expressed as a percentage
  equals the Aggregate Total
  Return for the Period (T)         6.39%       68.97%      174.55%
                                ---------    ---------    ---------
Expressed as a percentage
  equals the Annual
  Total Return                                                           10.82%
                                                                      =========
ERV divided by P                   1.0639       1.6897       2.7465

Raise to the power of                   1          1/5      1/9.896

Equals                             1.0639       1.1106       1.1075

Subtract 1                          .0639        .1105       1.1075
                                ---------    ---------    ---------
Expressed as a percentage
  equals the Average
  Annualized Total Return           6.39%       11.06%       10.75%
                                =========    =========    =========

* Does not include sales charge for the period.

              CORPORATE BOND FUND, INC. - HIGH QUALITY PORTFOLIO

                                 TOTAL RETURN

                                                            Since      Annual
                                                          Inception     Total
                                  1 Year      5 Years     (10/31/90)   Return*
                                ---------    ---------    ---------   ---------

Initial Investment              $1,000.00    $1,000.00    $1,000.00   $1,000.00

Divided by
  Maximum Offering Price            11.05        10.80        10.42
                                ---------    ---------    ---------
Divided by Net Asset Value                                                10.61
                                                                      ---------
Equals Shares Purchased            90.498       92.593       95.969      94.251

Plus Shares Acquired Through
  Dividend Reinvestment             8.415       60.469      141.481       8.783
                                ---------    ---------    ---------   ---------
Equals Shares Held
  at 09/30/88                      98.913      153.062       237.45     103.034

Multiplied by Net Asset
  Value at 09/30/88                 11.04        11.04        11.04       11.04
                                ---------    ---------    ---------   ---------
Equals Ending Redeemable
  Value of a $1,000
  Investment (ERV)              $1,092.00    $1,689.80    $2,621.44   $1,137.50

Divided by $1,000 (P)              1.0920       1.6898       2.6214      1.1375

Subtract 1                           .092        .6898       1.6214       .1375

Expressed as a percentage
  equals the Aggregate Total
  Return for the Period (T)         9.20%       68.98%      162.14%
                                ---------    ---------    ---------
Expressed as a percentage
  equals the Annual
  Total Return                                                           13.75%
                                                                      =========
ERV divided by P                    1.092       1.6898       2.6214

Raise to the power of                   1          1/5     1/7.9205

Equals                              1.092       1.1106        .1294

Subtract 1                           .092        .1106        .1294
                                ---------    ---------    ---------
Expressed as a percentage
  equals the Average
  Annualized Total Return           9.20%       11.05%       12.94%
                                =========    =========    =========

* Does not include sales charge for the period.

              CORPORATE BOND FUND, INC. - INTERMEDIATE PORTFOLIO

                                 TOTAL RETURN

                                                            Since      Annual
                                                          Inception     Total
                                  1 Year      5 Years     (10/31/90)   Return*
                                ---------    ---------    ---------   ---------

Initial Investment              $1,000.00    $1,000.00    $1,000.00   $1,000.00

Divided by
  Maximum Offering Price            10.92        10.64        10.20
                                ---------    ---------    ---------
Divided by Net Asset Value                                                10.70
                                                                      ---------
Equals Shares Purchased            91.575       93.985       93.039      93.458

Plus Shares Acquired Through
  Dividend Reinvestment             8.343       58.931      137.129       8.485
                                ---------    ---------    ---------   ---------
Equals Shares Held
  at 09/30/88                      99.918      152.916      235.168     101.953

Multiplied by Net Asset
  Value at 09/80/88                 11.01        11.01        11.01       11.01
                                ---------    ---------    ---------   ---------
Equals Ending Redeemable
  Value of a $1,000
  Investment (ERV)              $1,100.10    $1,683.60    $2,589.20   $1,122.50

Divided by $1,000 (P)              1.1001       1.6836       2.5692      1.1225

Subtract 1                          .1001        .6836       1.5892       .1235

Expressed as a percentage
  equals the Aggregate Total
  Return for the Period (T)        10.01%       68.36%      158.92%
                                ---------    ---------    ---------
Expressed as a percentage
  equals the Annual
  Total Return                                                           12.25%
                                                                      =========
ERV divided by P                   1.1001       1.6836       2.5892
Raise to the power of                   1          1/5     1/7.9205

Equals                             1.1001       1.1098       1.1276

Subtract 1                          .1001        .1098        .1276
                                ---------    ---------    ---------
Expressed as a percentage
  equals the Average
  Annualized Total Return          10.01%       10.98%       12.76%
                                =========    =========    =========

* Does not include sales charge for the period.

Corporate Bond: High Income - Class B
       09/30/94 - 09/30/95

                                                      Since         Since
                                                    Inception     Inception
                                                  Average Annual    Total
                                                   Total Return    Return*
                                                  --------------  ---------

Initial Investment                                 $1,000.00     $1,000.00

Divided by Net Asset Value                              7.66          7.66
                                                   ---------     ---------
Equals Shares Purchased                              130.548       130.548

Plus Shares Acquired through
 Dividend Reinvestment                                13.211        13.211
                                                   ---------     ---------
Equals Shares Held at 09/30/95                       143.760       143.760

Multiplied by Net Asset Value at 09/30/95               7.82          7.82
                                                   ---------     ---------

Equals Ending Value before deduction for
 contingent deferred sales charge                   1,124.20      1,124.20

Less deferred sales charge                            (40.00)         0.00
                                                   ---------     ---------
Equals Ending Redeemable Value at
 $1000 Investment (ERV) at 09/30/95                 1,084.20      1,124.20
                                                   ---------     ---------
Divided by $1,000 (P)                                 1.0842        1.1242

Subtract 1                                            0.0842        0.1242

Expressed as a percentage equals the
 Aggregate Total Return for the Period (T)              8.42%
                                                   ==========
Expressed as a percentage equals the
 Aggregate Total Return for the Period                               12.42%
                                                                  =========
ERV divided by P                                      1.0842

Raise to the power of                                 1.0000

Equals                                                1.0842

Subtract 1                                            0.0842

Expressed as a percentage equals the
 Average Annualized Total Return                        8.42%
                                                    ==========
* Does not include sales charge for the period.

Corporate Bond: Investment Grade - Class B
         09/30/94 - 09/30/95

                                                   Since           Since
                                                 Inception       Inception
                                               Average Annual      Total
                                                Total Return      Return*
                                               --------------    ---------

Initial Investment                                $1,000.00      $1,000.00

Divided by Net Asset Value                            10.77          10.77
                                                  ---------      ---------
Equals Shares Purchased                              92.851         92.851

Plus Shares Acquired through
  Dividend Reinvestment                               6.065          6.065
                                                  ---------      ---------
Equals Shares Held at 9/30/95                        98.916         98.916

Multiplied by Net Asset Value at 9/30/95              11.53          11.53
                                                  ---------      ---------
Equals Ending Value before deduction for
 contingent deferred sales charge                  1,140.50       1,140.50

Less deferred sales charge                          (40.00)           0.00
                                                  ---------      ---------
Equals Ending Redeemable Value at
 $1,000 Investment (ERV) at 09/30/95               1,100.50       1,140.50
                                                  ---------      ---------
Divided by $1,000 (P)                                1.1005         1.1405

Subtract 1                                           0.1005         0.1405

Expressed as a percentage equals the
 Aggregate Total Return for the Period (T)           10.05%
                                                  =========
Expressed as a percentage equals the
 Aggregate Total Return for the Period                              14.05%
                                                                 =========
ERV divided by P                                     1.1005

Raise to the power of                                1.0000

Equals                                               1.1005

Subtract 1                                           0.1005

Expressed as a percentage equals the
 Average Annualized Total Return                     10.05%
                                                  =========


*Does not include sales charge for the period.

Corporate Bond: Intermediate - Class B
        09/30/94 - 09/30/95
                                                 Since           Since
                                               Inception       Inception
                                             Average Annual      Total
                                              Total Return       Return*
                                             --------------    ---------

Initial Investment                              $1,000.00       $1,000.00

Divided by Net Asset Value                          10.90           10.90
                                                ---------       ---------
Equals Shares Purchased                            91.743          91.743

Plus Shares Acquired through
  Dividend Reinvestment                             6.121           6.121
                                                ---------       ---------
Equals Shares Held at 09/30/95                     97.865          97.865

Multiplied by Net Asset Value at 09/30/95           11.52           11.52
                                                ---------       ---------
Equals Ending Value before deduction for
  contingent deferred sales charge               1,127.40        1,127.40

Less deferred sales charge                        (10.00)            0.00
                                                ---------       ---------

Equals Ending Redeemable Value at
  $1,000 Investment (ERV) at 09/30/95            1,117.40        1,127.40
                                                ---------       ---------
Divided by $1,000 (P)                              1.1174          1.1274

Subtract 1                                         0.1174          0.1274

Expressed as a percentage equals the
  Aggregate Total Return for the Period (T)        11.74%
                                                =========
Expressed as a percentage equals the
  Aggregate Total Return for the Period                            12.74%
                                                                =========
ERV divided by P                                   1.1174

Raise to the power of                              1.0000

Equals                                             1.1174

Subtract 1                                         0.1174

Expressed as a percentage equals the
  Average Annualized Total Return                  11.74%
                                                =========

*Does not include sales charge for the period.